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                        **PLEASE VOTE YOUR PROXY TODAY!**

Dear Shareholder:

         We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the Strong Investors Money Fund scheduled for May 3, 2002. OUR RECORDS SHOW YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED. If you have already voted your proxy, please disregard this notice. If you have not already voted, please vote by one of the following options today:

1) VOTE BY FAX: YOU MAY FAX YOUR SIGNED PROXY CARD DIRECTLY TO THE FUND'S PROXY TABULATOR AT 1-888-451-8683. PLEASE BE SURE TO FAX BOTH SIDES OF YOUR PROXY CARD.

2)   VOTE BY FEDERAL  EXPRESS:  USE THE  ENCLOSED  FEDERAL  EXPRESS  ENVELOPE TO
     RETURN  YOUR   SIGNED   PROXY  CARD.   SIMPLY  CALL   FEDERAL   EXPRESS  AT
     1-800-238-5355 FOR PICKUP.

3) VOTE BY TELEPHONE: CALL A REPRESENTATIVE OF THE FUND'S SOLICITOR, D.F. KING & CO., AT 1-800-714-3305. FOR SECURITY PURPOSES, YOU WILL NEED TO HAVE YOUR ACCOUNT NUMBER, THE CONTROL NUMBER ON YOUR PROXY CARD, OR THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER AVAILABLE.

4) VOTE BY INTERNET: GO TO WWW.STRONG.COM AND FOLLOW THE INSTRUCTIONS ON THE SITE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.

5)   VOTE  BY  TOUCH-TONE   TELEPHONE:   CALL  1-888-221-0697  ON  A  TOUCH-TONE
     TELEPHONE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.

         FOR THE REASONS SET FORTH IN THE PROSPECTUS/PROXY STATEMENT, THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

     If you have any questions regarding the proxy, please call D.F. King & Co., Inc., toll free at 1-800-714-3305.




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PLEASE VOTE TODAY!  YOUR  PROMPT  VOTE WILL HELP AVOID  ADDITIONAL  SOLICITATION
COSTS TO THE FUND.
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